Concentration of credit risks	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentration of credit risks

Note 5.      Concentration of credit risks

Financial instruments that are potentially subject to credit risk consist primarily of cash and cash equivalents and trade accounts receivable. Our cash is held with large financial institutions. Management believes that the financial institutions that hold our investments are financially sound and accordingly, are subject to minimal credit risk. Deposits held with banks may exceed the amount of insurance provided on such deposits.

The Group sells to large, international customers and, as a result, may maintain individually significant trade accounts receivable balances with such customers during the year. We generally do not require collateral on trade accounts receivable. Summarized below are the clients whose revenue were 10% or higher than the respective total consolidated net sales for fiscal years 2021, 2020 or 2019, and the clients whose trade accounts receivable balances were 10% or higher than the respective total consolidated trade accounts receivable balance for fiscal years 2021 and 2020:

	Revenue concentration (% of total net sales)			Receivables concentration (% of total accounts receivable)
	12 months ended December 31,			As at December 31,
	2021	2020	2019	2021	2020
IoT operating segment
Multinational electronics contract manufacturing company	10%	18%	12%	13%	14%
International packaging solutions, technology and chips	1%	8%	11%	0%	2%